UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Address of principal executive offices)

(Zip code)

Steven M. Wegener

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2008

Dear Fellow Shareholders,

Since the inception of the Wegener Adaptive Growth Fund on 9/13/2006 through 6/30/2008 the Fund’s annualized return was 10.75%. In that same time period the S&P 500’s annualized return was 0.31% and the Russell 2000’s annualized return was –1.93%.  Through the year ended on 6/30/2008 the Fund’s return was 7.40%, the S&P 500’s return was –13.12%, and the Russell 2000’s return was –16.19%.

Full Market Cycle Returns

A full market cycle period is generally a good period to use in order to evaluate the Fund. We define this as a period where the market experiences a significant rise and decline.

We believe the period since inception qualifies because it contained a rise in the S&P 500 of 19.96%, using month end data and the S&P 500’s October 2007 peak, followed by a decline of –16.18%. The Fund increased 15.40% during the rising market and increased 4.14% during the declining market. Using the Russell 2000’s peak in May of 2007 to split the period shows the Russell 2000 advancing 16.92% and then falling –17.42%.  The Fund increased 7.00% during the advancing portion of the period and increased 12.32% during the declining portion of the period.

Our ideal full market cycle period would have a market return that is at our 7-year market return expectation.  It would also have our Long Term Reversal Factors (for an explanation of our Intermediate Term Trend Factors please return to the prospectus) being both positive and negative for equal amounts of time.

Last year, we stated that our expectation was for the S&P 500 to return –0.6% per year over the following 7 years from the inception of the Fund. After slightly more than 21 months since inception we find that the S&P 500 has returned 0.31% annualized.  These numbers are relatively close given the wide range of possible outcomes.

The primary flaw, from our point of view of judging the Fund, that this particular full market cycle had was that our Long Term Reversal Factors were relatively negative over the entire period. That lessened our ability to take advantage of the full range of market exposures (from 0% to 150%) that the Fund has the ability to experience and kept us to between 0% and 30% market exposure.

The impact this had can be seen in the low return the market experienced over the period.  Everything else being equal, the more positive the Long Term Reversal Factors are the greater full cycle returns that are expected for the market and the Fund.

Ticker Symbol

Sometime in the Fall of 2008 we expect to receive the ticker symbol WAGFX for the Fund.  At that point you should be able to access the current NAV for the Fund online at any place that allows you to enter a stock ticker symbol.

Thank you for your continued support and trust in us.

Sincerely,

Steven Wegener

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2008

	1 Year	Since Inception (9/13/2006)
Wegener Adaptive Growth Fund	7.40%	10.75%
S&P 500 Index	(13.12)%	0.31%
Russell 2000 Index	(16.19)%	(1.93)%

13,000
12,000
11,000
10,000
9,000
Wegener Adaptive Growth Fund ($11,986)
S&P 500 Index ($10,055)
Russell 2000 Index ($9,656)
Sep. 13, 2006
Oct. 31, 2006
Dec. 31, 2006
Feb. 28, 2007
Apr. 30, 2007
Jun. 30, 2007
Sep.30, 2007
Nov. 30, 2007
Jan. 31, 2008
Mar. 31, 2008
May 31, 2008

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

WEGENER ADAPTIVE GROWTH FUND

Portfolio Illustration

June 30, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options, short term investments and cash equivalents.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2008

Shares		Value

COMMON STOCKS - 95.07%

Accident & Health Insurance - 3.52%
200	Assurant, Inc.	$ 13,192
200	Reinsurance Group Of America, Inc.	8,704
800	Triple-S Management Corp. *	13,080
		34,976
Agricultural Products-Livestock & Animal Specialties - 1.99%
600	Cal-Maine Foods, Inc.	19,794

Ball & Roller Bearings - 2.67%
1,900	NN, Inc.	26,486

Biological Products - 0.98%
1,360	Enzon Pharmaceuticals *	9,683

Bituminous Coal & Lignite Surface Mining - 2.24%
400	Alliance Resource Partners LP	22,272

Bituminous Coal & Lignite Mining - 0.78%
100	BHP Billiton Plc (UK)	7,748

Cable & Other Pay Television Services - 0.11%
85	Net Servios de Comunicao SA (Brazil)	1,070

Computer Storage Devices - 1.39%
400	Western Digital Corp. *	13,812

Crude Petroleum & Natural Gas - 6.05%
130	Atlas Energy Resources LLC	4,960
500	Bois d' Arc Energy, Inc. *	12,155
600	Mariner Energy, Inc. *	22,182
250	Unit Corp. *	20,743
		60,040
Deep Sea Transportation (Foreign) - 0.80%
200	TBS International Ltd. (UK) *	7,990

Drilling Oil & Gas Wells - 0.77%
850	Grey Wolf, Inc. *	7,676

Electric Services - 1.31%
190	CPFL Energy, Inc. (Brazil)	12,988

Electromedical & Electrotherapy - 0.65%
2,200	Escalon Medical Corp. *	6,446

Fabricated Structural Metal Products - 0.49%
100	Gulf Island Fabrication, Inc. *	4,894

Finance-SBIC - 1.08%
1,200	Hercules Technology Growth Capital, Inc.	10,716

Fire, Marine & Casualty Insurance - 3.42%
1,300	Amcomp, Inc. *	12,636
70	Fairfax Financial Holdings Ltd.	17,773
100	Safety Insurance Group, Inc.	3,565
		33,974
General Building Contractors (Residential) - 1.36%
230	Homex Development Corp. (Mexico) *	13,473

Industrial Organic Chemicals - 2.58%
500	Methanex Corp. (Canada)	14,010
175	Newmarket Corp.	11,590
		25,600
Industrial Trucks, Tractors, Trailors & Stackers - 0.78%
150	Terex Corp. *	7,706

Insurance Agents, Brokers & Service - 0.06%
900	Brooke Corp.	621

Medicinal Chemicals & Botanical Products - 0.85%
700	Nutraceutical International Corp. *	8,414

Metal Forgings & Stampings - 0.74%
500	Park-Ohio Holdings Corp. *	7,380

Metal Mining - 2.36%
200	Freeport McMoRan Copper & Gold Inc	23,438

Mining-Miscellaneous - 2.14%
600	Anglo American Plc (UK) ADR	21,270

Oil & Gas Field Machinery & Equipment - 2.88%
450	Oil States International, Inc. *	28,548

Oil Royalty Traders - 4.14%
200	BP Prudhoe Bay Royalty Trust	20,672
300	Sabine Royalty Trust	20,448
		41,120
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.68%
600	Span America Medical Systems, Inc.	6,750

Petroleum Refining - 5.10%
400	Frontier Oil Corp.	9,564
400	Holly Corp.	14,768
350	Marathon Oil Corp.	18,154
200	Sunoco, Inc.	8,138
		50,624
Pharmaceutical Preparations - 6.13%
600	Biovail Corp. International (Canada)	5,790
2,500	Emergent Biosolutions, Inc. *	24,825
1,165	Sucampo Pharmaceuticals, Inc. *	12,500
400	Sciele Pharma, Inc.	7,740
900	Viropharma, Inc. *	9,954
		60,809
Primary Production Of Aluminum - 0.81%
280	Aluminum Corp. (China)	7,991

Printed Circuit Boards - 1.42%
1,500	Flextronics International Ltd. *	14,100

Retail-Catalog & Mail-Order Houses - 1.42%
800	Systemax, Inc. *	14,120

Retail-Computer & Prerecorded Tape Stores - 1.21%
1,500	Hastings Entertainment, Inc. *	12,015

Retail-Grocery Stores - 1.01%
260	Village Super Market, Inc.	10,031

Secondary Smelting & Refining - 0.99%
300	OM Group, Inc. *	9,837

Security Brokers, Dealers - 0.85%
300	Oppenheimer Holdings, Inc. (Canada)	8,478

Semiconductors & Related Devices - 2.46%
700	AU Optronics Corp. (Taiwan)	11,088
2,500	Himax Technologies, Inc. (Taiwan)	12,800
150	Smart Modular Technologies, Inc. *	575
		24,463
Services-Auto Rental & Leasing - 1.39%
200	Ryder System, Inc.	13,776

Services-Commercial Physical & Biological Research - 1.19%
450	Parexel International Corp. *	11,840

Services-Engineering Services - 1.89%
1,900	Versar, Inc. *	9,120
350	Vse Corp.	9,625
		18,745
Services-Equipment Rental & Leasing - 0.77%
700	Aerocentury Corp. *	7,637

Services-Help Supply Services - 0.72%
600	Volt Information Sciences, Inc. *	7,146

Services-Management Consulting - 1.00%
600	ICF International, Inc. *	9,972

Services-Skilled Nursing Care - 1.41%
1,300	Advocat, Inc. *	14,014

Sporting & Athletic Goods, NEC - 0.48%
865	Adams Golf, Inc. *	4,749

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 2.59%
1,100	Friedman Industries, Inc.	8,888
400	Ternium SA Sponsored (Luxembourg) ADR	16,800
		25,688
Surgical & Medical Instruments - 0.68%
900	Aristotle Corp. *	6,714

Telecomunication Services (Foreign) - 3.26%
85	Brasil Telecom Participacoes (Brazil) SA ADR	6,236
580	Nippon Telegraph & Telephone Corp. (Japan) *	14,094
150	Telephonica SA (Spain)	11,937
		32,267
Telephone & Telegraph Apparatus - 1.11%
2,050	Airvana, Inc. *	10,988

Transportation Of Freight & Cargo - 1.08%
500	Pacer International, Inc.	10,755

Water Transportation - 1.64%
250	Tidewater, Inc.	16,257

Wholesale-Computers & Peripheral Equipment & Software - 0.94%
350	Scansource, Inc. *	9,366

Wholesale-Electrical Apparatus - 1.20%
200	Anixter International, Inc. *	11,898

Wholesale-Farm Product Raw Materials - 1.68%
410	Andersons, Inc.	16,691

Wholesale-Groceries, General Line - 1.48%
500	Amcon Distributing Co.	14,675

Wholesale-Metals Service Centers & Offices - 2.34%
300	Reliance Steel & Aluminum Co.	23,127

TOTAL FOR COMMON STOCKS (Cost $931,168) - 95.07%		943,658

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index
1,100	September 2008 Put @ 720.00	55,550

	S&P 500 Index
100	September 2008 Put @ 1,325.00	7,530

	Total (Premiums Paid $44,658) - 6.36%	63,080

SHORT TERM INVESTMENTS - 2.17%
21,532	Fidelity Money Market Portfolio Class Select 2.62% ** (Cost $21,532)	21,532

TOTAL INVESTMENTS (Cost $997,358) - 103.60%		1,028,270

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.60)%		(35,718)

NET ASSETS - 100.00%		$ 992,552

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2008.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Schedule of Call Options Written
June 30, 2008

CALL OPTIONS WRITTEN

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value
Russell 2000 Index
September 2008 Call @ 720.00	1,100	$ 23,540

S&P 500 Index
September 2008 Call @ 1,325.00	100	3,190

Total (Premiums Received $56,206)		$ 26,730

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2008

Assets:
Investments in Securities, at Value (Cost $997,358)	$ 1,028,270
Receivables:
Dividends and Interest	1,443
Shareholder Subscription	500
Due from Advisor	2,462
Total Assets	1,032,675
Liabilities:
Covered Call Options Written at Fair Market Value (premiums received $56,206)	26,730
Other Accrued Expenses	13,393
Total Liabilities	40,123
Net Assets	$ 992,552

Net Assets Consist of:
Paid In Capital	$ 880,224
Accumulated Undistributed Realized Gain on Investments and Options Written	51,940
Unrealized Appreciation in Value of Investments and Options Written	60,388
Net Assets, for 87,375 Shares Outstanding	$ 992,552

Net Asset Value Per Share	$ 11.36

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Operations
For the year ended June 30, 2008

Investment Income:
Dividends (net of foreign tax withheld of $453)	$ 13,935
Interest	2,497
Total Investment Income	16,432

Expenses:
Advisory Fees (Note 3)	11,568
Legal Fees	8,120
Audit Fees	16,951
Transfer Agent Fees	10,028
Custodial Fees	4,513
Trustee Fees	2,006
Blue Sky Fees	1,003
Insurance Fees	589
Printing and Mailing Fees	300
Miscellaneous Fees	300
Total Expenses	55,378
Fees Waived and Reimbursed by the Advisor (Note 3)	(36,962)
Net Expenses	18,416

Net Investment Loss	(1,984)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	14,809
Realized Gain on Options	116,189
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(114,284)
Options	51,872
Realized and Unrealized Gain on Investments	68,586

Net Increase in Net Assets Resulting from Operations	$ 66,602

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets

	Year	Period *
	Ended	Ended
	6/30/2008	6/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,984)	$ (1,459)
Net Realized Gain (Loss) on Investments and Options Written	130,998	(26,076)
Unrealized Appreciation (Depreciation) on Investments and Options Written	(62,412)	122,800
Net Increase in Net Assets Resulting from Operations	66,602	95,265

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(50,998)	-
Total Distributions Paid to Shareholders	(50,998)	-

Capital Share Transactions (Note 5)	91,603	690,080

Total Increase in Net Assets	107,207	785,345

Net Assets:
Beginning of Period	885,345	100,000

End of Period (Including Undistributed Net Investment Income of $0 and
$0, respectively)	$ 992,552	$ 885,345

* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Period *
	Ended	Ended
	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 11.19	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.02)	(0.02)
Net Gain on Securities (Realized and Unrealized)	0.81	1.21
Total from Investment Operations	0.79	1.19

Distributions:
Net Investment Income	-	-
Realized Gains	(0.62)	-
Total from Distributions	(0.62)	-

Net Asset Value, at End of Period	$ 11.36	$ 11.19

Total Return ***	7.40%	11.90%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 993	$ 885
Before Waivers
Ratio of Expenses to Average Net Assets ****	6.00%	6.48%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(4.22)%	(4.72)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.21)%	(0.24)%
Portfolio Turnover	95.86%	81.91%

* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment loss has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for peroid of less than one year.
**** Annualized for peroid of less than one year.

The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Company may be delayed or limited.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  See Note 8.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect costs of investing in other funds; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2008. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the year ended June 30, 2008, the Advisor earned advisory fees of $11,568, of which all was waived and the Advisor reimbursed the Fund $36,962.

Note 4. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.  Trustees who are not interested persons of the Fund were paid a total of $2,000 in Trustee fees by the Fund’s Advisor for the year ended June 30, 2008.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2008 was $878,240 representing 87,375 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended June 30, 2008		Period September 13, 2006 (commencement of investment operations) through June 30, 2007
	Shares	Amount	Shares	Amount
Shares Sold	3,518	$40,605	90,138	$900,080
Shares reinvested	4,762	50,998	-	-
Shares redeemed	-	-	(21,042)	(210,000)
Net Increase	8,280	$91,603	69,096	$690,080

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008

Note 6. Options

As of June 30, 2008, the Fund had outstanding written call options valued at $26,730.

Transactions in written call options during the year ended June 30, 2008 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2007	9	$ 41,253
Options written	45	241,017
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(42)	(226,064)
Options outstanding at June 30, 2008	12	$ 56,206

As of June 30, 2008, the Fund held put options valued at $63,080.

Transactions in put options purchased during the year ended June 30, 2008 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at June 30, 2007	9	$ 26,387
Options purchased	45	203,378
Options expired	0	0
Options Terminated	(42)	(185,107)
Options outstanding at June 30, 2008	12	$ 44,658

Note 7. Investment Transactions

For the year ended June 30, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $1,033,146 and $852,482, respectively.  Purchases and sales of options aggregated $342,084 and $454,955, respectively.   Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $1,015,780 excluding proceeds from options written totaling $56,206.

At June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$180,769	($168,279)	$12,490

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed long-term capital gain	$99,838
Unrealized depreciation on investments and options	12,490
$ 112,328

Distributions from realized gains in the amount of $50,998 were paid to shareholders on December 28, 2007 at a rate of 62 cents per share. No distributions were paid during the period September 13, 2006 (commencement of investment operations) through June 30, 2007.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2008, the family of Steven M. Wegener, who serves as a control person of the Advisor and as a trustee and officer of the Trust, in aggregate, owned approximately 99.29% of the Fund and may be deemed to control the Fund.

Note 10.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard based on their technical merits, and have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.”  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of  Wegener Adaptive Growth Fund,

   a Series of the Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of Wegener Adaptive Growth Fund, (the "Fund"), a series of the Wegener Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2008 and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended, and for the period September 13, 2006 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wegener Adaptive Growth Fund, a series of the Wegener Investment Trust, as of June 30, 2008, the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 25, 2008

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2008	June 30, 2008	January 1,2008 to June 30,2008

Actual	$1,000.00	$1,062.68	$10.21
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.97	$9.97

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2008 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations During Past 5 Years and Current Directorships
Michael E. Kitces 922 Jaysmith Street Great Falls, VA 22066 31	Trustee since 2006, Indefinite	Director of Financial Planning, Pinnacle Advisory Group, Inc. since 11/2002; Client Service Manager with Medallion Financial Group, an independent planning firm, 4/2001-10/2002
Mark D. Pankin 1018 North Cleveland Street Arlington, VA 22201 63	Trustee since 2006, Indefinite	Owner/Principal of MDP Associates LLC, an investment advisory firm, since 10/1994 (reorganized advisory business from sole proprietorship to LLC in 1/2002)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations During Past 5 Years and Current Directorships
Steven M. Wegener[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 31	Trustee, Treasurer, President and Chief Compliance Officer since 2006, One Year	President, Wegener, LLC (2003-present); Master's Student and Teaching Assistant for Economics and Banking Courses, University of Virginia (2001-2003)
Niloufar Marandiz 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 33	Secretary since 2006, One Year	Project Manager, Vivakos (2007-present). Engineer, Mantaro Networks (2005-2006), Engineer, Isocore (2004-2005), Student, George Mason University (2001-2004)

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.  Steve Wegener and Niloufar Marandiz are spouses.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2008 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Approval of Management Agreement

The Management Agreement was approved by the Board of Trustees (the “Trustees), including a majority of the Trustees who are not interested persons of the Trust or interested parties of the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 24, 2008.  The Trustees reviewed a memorandum describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2008 (UNAUDITED)

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Trustees reviewed the Adviser’s ADV Parts I and II that describe the operations and policies of the Adviser.  The Trustees also reviewed a report from the Adviser, in which the Adviser addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Adviser noted that there had been no SEC inspections (except for the limited scope assessment during which no specific action was taken) or litigation and no changes in personnel.  The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with the Adviser, the Trustees concluded the Adviser has provided high quality services to the Fund, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s year-to-date, one year, and since inception returns.  The Adviser also presented comparison performance information on the S&P 500 Index, the Fund’s benchmark, as well as comparisons to the Russell 2000 Index and a peer group of other funds that have negative exposure.  In particular, the Trustees noted that the Fund had performed better than the Hussman Strategic Growth Fund, which had a similar investment philosophy to that of the Fund.  The Trustees then discussed the performance of the Fund compared to that of each of the funds in the peer group and it was their consensus that the Adviser had added value for shareholders.  Finally, the Board noted that since inception, the Fund had performed very well compared to its benchmark and it was their consensus that overall the Fund had performed reasonably well.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in a peer group with similar investment objectives and strategies.  The Trustees noted that the Fund’s management fee of 1.50% and expense ratio of 1.99% were each well within the range for the peer group for funds of a similar asset size of the Fund.  Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee was fair considering the small size of the Fund and the expertise needed to execute the Fund’s strategy.

As to the profitability of the Adviser, the Board noted that, to date, the Adviser had operated at a loss in an effort to maintain the Fund’s favorable expense ratio of 2.00%.  As to economies of scale, it was the consensus of the Trustees that economies of scale will be realized as the Fund’s assets grow but were not relevant at this time.  With respect to the fee waiver pursuant to which the Adviser would cap certain Fund expenses at 1.99% until October 21, 2008, the Trustees noted that the Adviser appeared to have the financial wherewithal to continue the expense cap due to a line of credit and personal guaranty backing the obligation of the Adviser to reimburse expenses.  The Board then noted that the line of credit would expire in 2011 and determined to revisit the issue again closer to that time.  The Adviser  addressed plans for the future growth of the Fund and indicated that while the Trustees did have the option of activating the Fund’s 12b-1 Plan, he hoped that the Fund’s positive performance would attract assets and that the Fund would not have to rely on a 12b-1 Plan to perform this function.

The Board then temporarily adjourned for an executive session of the Independent Trustees with Trust counsel.  Upon reconvening, the Board determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders. Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 11,000

(b)

Audit-Related Fees

Registrant

FY2008

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2008

$ 1,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2008

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date September 5, 2008

* Print the name and title of each signing officer under his or her signature.